UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014 (December 1, 2014)

ICON ECI Fund Sixteen

 (Exact Name of Registrant as Specified in Charter)

Delaware	333-185144	80-0860084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     On December 1, 2014, ICON MT 16, LLC (the “Managing Owner”), in its capacity as the managing owner of ICON ECI Fund Sixteen (the “Fund”), determined to cease the Fund’s offering period effective December 31, 2014. On January 1, 2015, the Fund’s operating period will commence.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON ECI FUND SIXTEEN
By: ICON MT 16, LLC, its Managing Owner

Dated: December 3, 2014	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer